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                                                                  EXHIBIT (a)(6)

                               AMENDMENT NO. 2 TO
                   AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                         NICHOLAS-APPLEGATE MUTUAL FUNDS

                  THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the 11th day of February, 1994 by the undersigned, constituting a majority of the Trustees of the Trust.

                  WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992 designated certain series of Interests of the Trust; and


                  WHEREAS, from time to time thereafter the Board of Trustees has established the following additional series of Interests of the Trust:


         Nicholas-Applegate Emerging Growth Portfolio A
         Nicholas-Applegate Emerging Growth Portfolio B
         Nicholas-Applegate Emerging Growth Qualified Portfolio
         Nicholas-Applegate Emerging Growth Qualified Portfolio II Nicholas-Applegate International Growth Portfolio A
         Nicholas-Applegate International Growth Portfolio B
         Nicholas-Applegate International Growth Qualified Portfolio

                  WHEREAS, the undersigned wish to change the designation of each of the "Qualified Portfolio" series of Interests of the Trust to "Institutional Portfolio" series;

                  NOW, THEREFORE, the Board of Trustees hereby amends the first sentence of Section 8.8 of the Amended and Restated Declaration of Trust of the Trust to read in full as follows:

         "Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate twenty-four series, as follows:

         Nicholas-Applegate Core Growth Portfolio A
         Nicholas-Applegate Core Growth Portfolio B
         Nicholas-Applegate Core Growth Institutional Portfolio
         Nicholas-Applegate Government Income Portfolio A
         Nicholas-Applegate Government Income Portfolio B

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         Nicholas-Applegate Government Income Institutional Portfolio
         Nicholas-Applegate Income & Growth Portfolio A Nicholas-Applegate Income & Growth Portfolio B Nicholas-Applegate Income & Growth Institutional Portfolio Nicholas-Applegate Balanced Growth Portfolio A Nicholas-Applegate Balanced Growth Portfolio B Nicholas-Applegate Balanced Growth Institutional Portfolio Nicholas-Applegate Worldwide Growth Portfolio A Nicholas-Applegate Worldwide Growth Portfolio B Nicholas-Applegate Worldwide Growth Institutional Portfolio Nicholas-Applegate Emerging Growth Portfolio A Nicholas-Applegate Emerging Growth Portfolio B Nicholas-Applegate Emerging Growth Institutional Portfolio Nicholas-Applegate Emerging Growth Institutional Portfolio II Nicholas-Applegate International Growth Portfolio A Nicholas-Applegate International Growth Portfolio B Nicholas-Applegate International Growth Institutional Portfolio Nicholas-Applegate Money Market Portfolio
         Nicholas-Applegate Money Market Institutional Portfolio"

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                        /s/ Arthur E. Nicholas
                                        ----------------------------
                                        Arthur E. Nicholas

                                        /s/ Fred C. Applegate
                                        ----------------------------
                                        Fred C. Applegate

                                        /s/ Arthur B. Laffer
                                        ----------------------------
                                        Arthur B. Laffer

                                        /s/ Charles E. Young
                                        ----------------------------
                                        Charles E. Young

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